Exhibit 99.2

DIRECTOR EQUITY AGREEMENT

BETWEEN

FOREST PRODUCTS HOLDINGS, L.L.C.

AND

EACH OF THE PERSONS

LISTED ON THE

SIGNATURE PAGES HERETO

Dated as of April 3, 2006

THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER STATE SECURITIES LAWS.  THE SECURITIES ARE BEING SOLD IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS.  THE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY SET FORTH IN THIS AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

DIRECTOR EQUITY AGREEMENT

THIS DIRECTOR EQUITY AGREEMENT (this “Agreement”) is made as of April 3, 2006, between Forest Products Holdings, L.L.C., a Delaware limited liability company (the “Company”), each of the persons identified as an 2006 Director Investor on the signature pages attached hereto (each a “2006 Director Investor”) and Madison Dearborn Capital Partners IV, L.P. (each an “Investor”).  Certain capitalized terms used herein are defined in Section 9 hereof.

WHEREAS, the Company has majority equity investments in Boise Cascade Holdings, L.L.C., a Delaware limited liability company (“Boise Holdings”), and in Boise Land & Timber Holdings Corp., a Delaware corporation (“Timber Holdings”); and OfficeMax Incorporated, a Delaware corporation (“OfficeMax”) has minority equity investments in Boise Holdings and Timber Holdings.

WHEREAS, the Company has established an incentive program under which it has issued its Series B Common Units and its Series C Common Units to certain service providers.

WHEREAS, the Company has been authorized to offer 2006 Series C Common Units to the 2006 Director Investors (the “2006 Offering”);

WHEREAS, such the 2006 Offering is being implemented through an offering of Units to each 2006 Director Investor conducted in compliance with Rule 701 under the 1933 Act.

WHEREAS, the Company, each 2006 Director Investor and the Investor desire to enter into this Agreement to set forth the terms and conditions relating to the grant by the Company of 2006 Series C Common Units.  All Units issued hereunder or acquired hereafter by any 2006 Director Investor are referred to herein as such 2006 Director Investor’s “Director Units.”

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

1.                                      [Intentionally Omitted].

2.                                       Grant of 2006 Series C Common Units.

(a)           Grant.  Upon execution of this Agreement, the Company shall grant each 2006 Director Investor the number of 2006 Series C Common Units set forth on such 2006 Director Investor’s signature page attached hereto.  The 2006 Series C Common Units acquired pursuant to this Section 2(a) shall be subject to the vesting provisions set forth in Sections 2(c) and (d) below.  The 2006 Series C Common Units being issued hereunder are being issued with a Threshold Equity Value of $908,944,420.

(b)           Section 83(b) Election.  Within 30 days after an 2006 Director Investor receives a grant of 2006 Series C Common Units from the Company, such 2006 Director Investor may make an effective election with the Internal Revenue Service under Section 83(b) of the Code in the form of Annex A attached hereto, if such election is available to him or her under the Code.  The parties to this Agreement agree that the 2006 Series C Common Units have a fair market value of $0 as of the date hereof and will be treated as such by the Company for tax reporting purposes.

(c)           Time Vesting 2006 Series C Common Units.

(i)            Except as otherwise provided in this Section 2(c), fifty percent (50%) of each 2006 Director Investor’s 2006 Series C Common Units (the “Time Vesting 2006 Series C Common Units”) will vest in accordance with the following schedule, if as of each such date, such 2006 Director Investor is and has continued to serve as a director of the Company or any of its Subsidiaries:

Vesting Date	Cumulative Percentage of Time Vesting 2006 Series C Common Units That Shall Vest
April 3, 2006	25.082%
December 31, 2006	40%
December 31, 2007	60%
December 31, 2008	80%
December 31, 2009	100%

Notwithstanding the foregoing schedule, if a 2006 Director Investor is at least 60 years old as of December 31, 2006, the vesting schedule for such 2006 Director Investor shall be accelerated on a proportionate basis so that under such schedule 100% of the 2006 Series C Common Units are to vest on the Vesting Date that occurs while such 2006 Director Investor is 65 years old; provided, however, that such schedule shall never have fewer than two Vesting Dates even if that causes such 2006 Director Investor to not have 100% of the 2006 Series C Common Units vested until after age 65.  For example, if a 2006 Director Investor is 63 years old as of December 31, 2006, the vesting schedule will provide for 50% cumulative vesting on December 31, 2007 and 100% cumulative vesting on December 31, 2008, and the same vesting schedule would apply if such 2006 Director Investor were 64 years old as of December 31, 2006.

(ii)           Time Vesting 2006 Series C Common Units which have become vested, together with the Performance Vesting 2006 Series C Common Units which become vested as set forth below, are referred to herein as “Vested 2006 Series C Common Units” or “Vested Units” and all other Time Vesting 2006 Series C Common Units, together with all other Performance Vesting 2006 Series C Common Units, are referred to herein as “Unvested 2006 Series C Common Units” or “Unvested Units”.  If any 2006 Director Investor ceases to serve as a director of the Company or any of its Subsidiaries prior to December 31, 2009 on any date other than a Vesting Date set forth above, the cumulative percentage of such 2006 Director Investor’s Time Vesting 2006 Series C Common Units to become vested shall be determined on a pro rata basis according to the number of days elapsed since the immediately preceding Vesting Date.

(iii)          Upon the occurrence of a Sale of the Company, all Time Vesting Series C Common Units which have not yet become vested shall become vested at the time of such event if, but only if, the 2006 Director Investor serves, and has since the date hereof, continually served as a director of the Company.

(iv)          In the event of termination of an 2006 Director Investor’s directorship due to the death or Permanent Disability of such 2006 Director Investor, there will time vest the amount of Time Vesting Series C Common Units which were scheduled to time vest within the 365 days following such termination.  For purposes of this Agreement, the determination of any 2006 Director Investor’s Permanent Disability shall be made in good faith by the Company’s board of directors or, in the absence of a board of directors, by its managing member (the “Board”).

(v)           In the event of a Public Offering, there will time vest the amount of Time Vesting Series C Common Units which were scheduled to time vest within the 730 days following such Public Offering.

(d)           Performance Vesting 2006 Series C Common Units.

(i)            Fifty percent (50%) of each 2006 Director Investor’s 2006 Series C Common Units (the “Performance Vesting 2006 Series C Common Units”) will vest on the earlier to occur of (a) a Sale of the Company, (b) December 31, 2009 or (c) for any 2006 Director Investor who is at least 60 years old as of December 31, 2006, the December 31 closest to the date on which such 2006 Director Investor’s Time Vesting 2006 Series C Common Units become 100% vested  (the earliest of such three dates, the “Determination Date”) in accordance with the following schedule based on the IRR for the Series B Common Units as determined in accordance with clause (iii) below, if as of the Determination Date, such 2006 Director Investor is and has continued to be a director of the Company or any of its Subsidiaries:

IRR	Percent of Performance Vesting 2006 Series C Common Units that Vest
Less than 15%	0

15% through and including 25%	0 to 100% determined on a straight line basis such that, for example, 15% IRR = 0% vesting, 18% IRR = 30% vesting, 20% IRR = 50% vesting, 23% IRR – 80% vesting, and 25% IRR = 100% vesting

25% or More	100%

(ii)           [Intentionally Omitted]

(iii)          The “IRR” shall be determined by the Board as of the Determination Date in accordance with this clause (iii).  The IRR will be the annual interest rate (compounded quarterly and expressed as a percentage) which, when used to calculate the net present value as of the Determination Date of all Cash Inflows and all of the Cash Outflows causes the difference between Cash Inflows and Cash Outflows to be zero.  The determination of IRR shall be made by the Board and shall be conclusive and binding on all 2006 Director Investors absent manifest error.  “Cash Inflows” means any (a) any cash dividends or distributions to the Investor in respect of the Series B Common Units on or prior to the Determination Date; (b) the net consideration paid for any Series B Common Units sold by the Investor on or prior to the Determination Date, provided that in the event any such consideration is deferred, contingent or not in the form of cash, the value thereof shall be adjusted to reflect the deferral, contingency or form, as the case may be; and (c) the IRR Fair Value (as determined below) of any Series B Common Units that continue to be held by the Investor on the Determination Date.  No management, closing, advisory or any other fee paid or payable to any of the Investors shall be included in the calculation of Cash Inflows.  “Cash Outflows” means (x) the Investor’s investment in Series B Common Units and (y) any other costs of or payments made by the Investor in respect of their investment in Series B Common Units, except that it shall not include any closing, advisory or other similar fee paid or payable by the Investor in connection with the Investor’s investment in Series B Common Units.

(iv)          The Board shall provide to any 2006 Director Investor, within 30 days of such 2006 Director Investor’s written request, a reasonably detailed description of the calculations and values employed in determining the IRR Fair Value, IRR, Cash Inflows, Cash Outflows, EBITDA and Indebtedness.  The Board shall also provide to such 2006 Director Investor copies of or access to all related underlying financial statements and accounting and business records subject to such 2006 Director Investor agreeing to appropriate confidentiality restrictions.

(v)           If the Series B Common Units are publicly traded, the “IRR Fair Value” will be equal to the Fair Market Value of the Series B Common Units.  If the Series B Common Units are not publicly traded but the Company’s sole asset is an interest in a publicly traded security (or an indirect interest in such a security through the ownership of other equity securities), then the “IRR Fair Value” will be equal to the aggregate Fair Market Value of such publicly traded security to the holders of Series B Common Units, divided by the number of Series B Common Units.  If the Series B Common Units are not publicly traded and the Company has assets other than a direct or indirect interest in a publicly traded security, then the IRR Fair Value of the Series B Common Units will be determined as follows: (1) first, the enterprise value of the Company and its Subsidiaries will be determined by applying a 6.5x multiple to the average 12-month Consolidated EBITDA over the 36-month period ending on the month ended immediately prior to the Determination Date (or ending on the Determination Date if it is a month end); (2) second, the equity value of the Company will be determined by reducing the enterprise value by the total amount of Indebtedness of the Company and its Subsidiaries and by any equity securities of the Company or its Subsidiaries that are senior to or on parity with the Series B Common Units (including the common and preferred equity securities held by OfficeMax in Boise Holdings or Timber Holdings) as of the Determination Date; and (3) third, the value of a Series B Common Unit will be determined by dividing the equity value of the Company by the number of Units (which will be determined on a fully diluted basis, assuming full vesting of all of all Units that are or would become vested at the time of such IRR calculation).

3.                                       Representations and Warranties; Acknowledgments.

(a)           In connection with the purchase and sale of Director Units, each 2006 Director Investor represents and warrants as follows:

(i)            Director Units to be acquired by such 2006 Director Investor pursuant to this Agreement shall be acquired for 2006 Director Investor’s own account and not with a view to, or intention of, distribution thereof in violation of the 1933 Act, or any applicable state securities laws, and Director Units acquired by such 2006 Director Investor shall not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

(ii)           Such 2006 Director Investor is a director of the Company or its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of decisions respecting the investment in the Director Units.

(iii)          Such 2006 Director Investor is able to bear the economic risk of such 2006 Director Investor’s investment in Director Units acquired hereunder for an indefinite period of time because (A) Director Units have not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933

Act or an exemption from such registration is available and (B) Director Units are subject to the contractual restrictions on transfer set forth herein.

(iv)          Such 2006 Director Investor has had an opportunity to ask questions of and receive answers concerning the terms and conditions of the offering of Director Units, and has had full access to such other information concerning the Company as he or she has requested.  Such 2006 Director Investor has been advised of certain risks associated with 2006 Director Investor’s acquisition of Director Units and has had full access to such other information concerning the Company as he or she has requested.  2006 Director Investor has reviewed, or has had an opportunity to review, the following documents: (A) the LLC Agreement as in effect on the date hereof; (B) the Form 10-K Annual Report filed by the Company with the Securities and Exchange Commission on March 1, 2006; and (C) the Board of Director’s determination of the Equity Value of the Company made pursuant to Section 2.3(c) of the company’s Limited Liability Agreement and the calculation of the Threshold Equity Value for the 2006 Series C Common Units derived therefrom.

(v)           This Agreement and the LLC Agreement constitute the legal, valid and binding obligation of such 2006 Director Investor, enforceable in accordance with their respective terms, and the execution, delivery and performance of this Agreement and the LLC Agreement by such 2006 Director Investor do not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which 2006 Director Investor is a party or any judgment, order or decree to which such 2006 Director Investor is subject.

(vi)          Such 2006 Director Investor is a resident of the jurisdiction listed below 2006 Director Investor’s signature on the signature page hereto.

(vii)         2006 Director Investor acknowledges that the Director Units are being sold or granted hereunder in “compensatory circumstances” within the meaning of Rule 701 under the 1933 Act.

(b)           As an inducement to the Company to issue Director Units hereunder to each 2006 Director Investor, and as a condition thereto, such 2006 Director Investor acknowledges and agrees that:

(i)            neither the issuance of the Director Units hereunder to such 2006 Director Investor nor any provision contained herein shall entitle such 2006 Director Investor to remain as a director of the Company or its Subsidiaries or affect the right of the Company to terminate such 2006 Director Investor’s directorship at any time; and

(ii)           the Company shall have no duty or obligation to disclose to such 2006 Director Investor, and such 2006 Director Investor shall have no right to be advised of, any material information regarding the Company and its Subsidiaries at any time prior to, upon or in connection with the repurchase of Director Units upon the termination of such 2006 Director Investor’s directorship with the Company and its Subsidiaries, the transfer of Director Units pursuant to this Agreement, the vesting of Director Units hereunder or in connection with any other action taken as provided hereunder, subject to the provisions in Section 2(d)(iv) above.

4.                                       Repurchase Option.

(a)           Repurchase Option.  If an 2006 Director Investor ceases to be a director of the Company or any of its Subsidiaries for any reason (such 2006 Director Investor’s “Termination”), such 2006 Director Investor’s Director Units (whether held by such 2006 Director Investor or one or more of his or her transferees) shall be subject to repurchase by the Company and the Investor pursuant to the terms and conditions of this Section 4 (the “Repurchase Option”).

(b)           Purchase Price.  In the case of any Termination other than a Termination for Cause, (i) the repurchase price for all Vested Units will be the Fair Market Value thereof as of the date of Termination and (ii) with regard to the Unvested Series C Common Units, no repurchase price shall be payable and the Unvested Series C Common Units shall be deemed forfeited for no consideration immediately upon such Termination without any further action required on the part of the Company, the Investor or the applicable 2006 Director Investor.  In the case of a Termination for Cause, all Series C Common Units will be forfeited in the manner described above as if they were all Unvested Series C Common Units.

(c)           Option Exercise Procedures.  The Company may elect to purchase all or any portion of such 2006 Director Investor’s Director Units by delivering written notice (the “Repurchase Notice”) to the holder or holders of such Director Units within 90 days after such 2006 Director Investor’s Termination.  The Repurchase Notice shall set forth the number of Unvested Units and Vested Units to be acquired from each holder of such 2006 Director Investor’s Director Units, the aggregate consideration to be paid for such Director Units and the time and place for the closing of the transaction.  The number of Director Units to be repurchased by the Company shall first be satisfied to the extent possible from the Director Units held by such 2006 Director Investor at the time of delivery of the Repurchase Notice.  If the number of Director Units then held by such 2006 Director Investor is less than the total number of Director Units the Company has elected to purchase, the Company shall purchase the remaining Director Units elected to be purchased from the other holder(s) of such 2006 Director Investor’s Director Units under this Agreement, pro rata according to the number of such 2006 Director Investor’s Director Units held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as close as practicable to the nearest whole units).  The number of Unvested Units and Vested Units to be repurchased hereunder shall be allocated among such 2006 Director Investor and the other holders of such 2006 Director Investor’s Director Units (if any) pro rata according to the number of such 2006 Director Investor’s Director Units to be purchased from such persons in accordance with the preceding sentence.

(d)           Investor’s Right to Exercise Option.  If for any reason following an 2006 Director Investor’s Termination, the Company does not elect to purchase, or is not immediately able to purchase due to the restrictions described in Section 5(h) below, all of such 2006 Director Investor’s Director Units pursuant to the Repurchase Option, the Investor shall be entitled to exercise the Repurchase Option for the Director Units the Company has not elected to purchase in accordance with Section 4(c) (the “Available Units”).  As soon as practicable after the Company has determined that there will be Available Units, but in any event within 45 days after such 2006 Director Investor’s Termination, the Company shall give written notice (the “Repurchase Option Notice”) to the Investor setting forth the number of Available Units and the purchase price for the Available Units.  The Investor may elect to purchase any or all of the Available Units by giving written notice to the Company within 35 days after the Repurchase Option Notice has been given by the Company.  As soon as practicable, and in any event within ten days after the expiration of the 35-day period set forth above, the Company shall notify each holder of Director Units as to the number of Director Units being purchased from such holder hereunder by the Investor (the “Supplemental Repurchase Notice”).  At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Director Units, the Company shall also deliver written notice to the Investor setting forth the number of shares the Investor is entitled to purchase from each such holder, the aggregate purchase price and the time and place of the closing of the transaction.  The number of Unvested Shares and Vested Shares to be repurchased under Section 4(c) and this Section 4(d) shall be allocated among the Company and the Investor pro rata according to the number of shares of Director Units to be purchased by each of them in accordance with the preceding sentence.

(e)           Option Closing.  The closing of the purchase and sale of the Director Units pursuant to the Repurchase Option as to either the Company or the Investor shall take place on the date designated by the Company in the Repurchase Notice, which date shall not be more than 60 days nor less than five days after the delivery of such notice.  The Investor shall pay for the Director Units to be purchased by them pursuant to the Repurchase Option by delivery to the holders of such Director Units of a check or wire transfer of funds in the aggregate amount of the purchase price for such Director Units.  Subject to Section 4(f), the Company shall pay for the Director Units to be purchased by it pursuant to the Repurchase Option by payment to the holders of such Director Units of a wire transfer of immediately available funds in the aggregate amount of the purchase price for such Director Units.  In addition, the Company may pay the purchase price for such Director Units by offsetting any then existing documented bona fide monetary debts owed by 2006 Director Investor to the Company or guaranteed by the Company on behalf of 2006 Director Investor and any payments received by 2006 Director Investor hereunder shall be applied first to repayment of any such debts of 2006 Director Investor (or his or her affiliates or family members) to the Company or for which the Company may be responsible.  The purchasers of Director Units hereunder shall be entitled to receive customary representations and warranties from the sellers regarding such sale of Director Units (including representations and warranties regarding good title to such Director Units, free and clear of any liens or encumbrances).

(f)            Rights of 2006 Director Investors to Force Option Exercise.   If any 2006 Director Investor’s Termination is a result of such 2006 Director Investor’s death or Permanent Disability (a “Put Event”), such 2006 Director Investor (or his or her estate, guardian or other legal representative in the case of death or Permanent Disability) shall have the right to require the Company (but not the Investor) to exercise the Repurchase Option on the terms of this Section 4 and subject to all limitations and conditions hereof.

(g)           Termination of Option.  The right of the Company and the Investor to repurchase Vested Units pursuant to this Section 4 shall terminate upon the first to occur of a Sale of the Company or a Public Offering, but such right shall continue with respect to Unvested Series C Common Units after any such occurrence until and unless they become Vested Units.

(h)           Impact of Certain Payment Restrictions.  Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Director Units by the Company (including the payments to be made to OfficeMax) shall be subject to applicable restrictions contained in the Company’s and its Subsidiaries’ debt and equity financing agreements or contained in applicable law.  If any such restrictions prohibit the repurchase of Director Units hereunder which the Company is otherwise entitled or required to make, the time periods provided in this Section 4 shall be suspended, and the Company shall make such repurchases as soon as it is permitted to do so under such restrictions; provided, however, that if the Company is permitted under such restrictions to do so, in lieu of a cash purchase price for the repurchase of the applicable Director Units, the Company shall issue a promissory note as such purchase price for such Director Units, which promissory note shall (i) be subordinate to all other debt of the Company, (ii) be payable in full on the earliest of (x) the consummation of a Sale of the Company, (y) the third anniversary of the closing of such purchase and (z) the date on which the Company is no longer subject to the restrictions prohibiting a cash payment for the purchase of such Director Units; and (iii) bear interest (payable on maturity) at a rate per annum of 7% simple interest.

5.                                       Restrictions on Transfer.

(a)           Transfer of Director Units.  2006 Director Investors shall not sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) (a “Transfer”) any interest in any Director Units, except pursuant to the provisions of Sections 4 and 7 hereof or this Section 5.

(b)           Family Group Transfers.  The restrictions contained in this Section 5 shall not apply with respect to Transfers of Director Units (A) pursuant to applicable laws of descent and distribution or (B) among an 2006 Director Investor’s Family Group (as defined below); provided that the restrictions contained in this Section shall continue to be applicable to the Director Units after any such Transfer, the transferees of such Director Units shall have agreed in writing to be bound by the provisions of this Agreement with respect to the Director Units so transferred, and (prior to the death of such 2006 Director Investor) each such transferee of Director Units shall have entered into proxies and other agreements satisfactory to the holders of a majority of the Series B Common Units pursuant to which such 2006 Director Investor shall have the sole right to vote such Director Units for all purposes (subject to any applicable voting agreements set forth herein).  For purposes of this Agreement, “Family Group” with regard to any 2006 Director Investor means (i) such 2006 Director Investor’s spouse, siblings and descendants (whether natural or adopted) and any of such descendants’ spouses; (ii) any trust which at the time of such Transfer and at all times thereafter is and remains solely for the benefit of such 2006 Director Investor and/or the Persons described in clause (i) and/or the Persons described in clause (iii); and (iii) any family limited partnership, limited liability company, Subchapter S corporation, or other tax flow-through entity, the partners, members or other equity owners of which at the time of such Transfer and at all times thereafter consist solely of such 2006 Director Investor and/or the Persons described in clause (i) and/or the trusts described in clause (ii) and/or any other Person described in this clause (iii).

(c)           Participation Rights.  At least 30 days prior to any sale by the Investor of Series B Common Units (other than in a Public Sale or any non-arm’s length Transfer to any Investor’s members or affiliates or their members, partners, shareholders or affiliates), the Investor shall deliver written notice (the “Sale Notice”) to each 2006 Director Investor specifying in reasonable detail the identity of the prospective transferee(s), the number of Series B Common Units to be sold and the terms and conditions of the proposed Transfer.  Each 2006 Director Investor may elect to participate in the contemplated Transfer at the same price per Unit and on the same terms by delivering written notice to the Investor within 30 days after delivery of the Sale Notice; it being understood, however, that the price to be paid for any Series C Common Unit included in such Transfer shall take into account the different distribution rights of the each series of Series C Common Units and Series B Common Units.  If any 2006 Director Investor has elected to participate in such Transfer, each of the Investors and each such 2006 Director Investor shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Director Units equal to the product of (i) the quotient determined by dividing the percentage of Units owned by the Investor or such 2006 Director Investor, as the case may be, by the aggregate percentage of Units collectively owned by the Investors and such 2006 Director Investors participating in such Transfer and (ii) the aggregate number of Units to be sold in the contemplated Transfer.

For example, if the Sale Notice contemplated a sale of 100 Units, and if the Investors at such time own 40% of all Units and if only one 2006 Director Investor who elects to participate owns 2% of all Units elects to participate in the contemplated sale, the Investors would be entitled to sell 95 Units ((40%  ÷ 42%) x 100 units) and the 2006 Director Investor would be entitled to sell 5 Units ((2% ÷ 42%) x 100 units).

The Investor shall use best efforts to obtain the agreement of the prospective transferee(s) to the participation of 2006 Director Investors in any contemplated sale of Units in accordance with this Section 5(c).  Each person transferring Units pursuant to this Section 5(c) shall pay his or her pro rata share (based on the number of Units to be sold) of the expenses incurred by the persons transferring units in connection with such Transfer and shall be obligated to join in any indemnification or other obligations that the Investor agrees to provide in connection with such Transfer (other than any such obligations that relate specifically to another Person such as indemnification with respect to representations and warranties given by such other Person regarding such other Person’s title to and ownership of Units).

(d)           Termination of Restrictions.  The restrictions on Transfer of Director Units set forth in this Section 5 shall continue with respect to each 2006 Director Investor Unit following any Transfer thereof.  Notwithstanding the aforementioned continuation, the restrictions on transfer of Vested Units will terminate upon the occurrence of a Sale of the

Company or a Public Offering but such restrictions shall continue with respect to Unvested  Series C Common Units after any such occurrence until and unless they become Vested Units.

6.                                       Additional Restrictions on Transfer.

(a)           In addition to the foregoing restrictions, the Director Units issued or granted to 2006 Director Investors will not be registered under the 1933 Act or any applicable state securities laws.  As a result, such Director Units are “restricted securities” and may not be transferred without compliance with all applicable federal or state securities laws.

(b)           Each holder of Director Units agrees not to effect any public sale or distribution of any Director Units or other equity securities of the Company, or any securities convertible into or exchangeable or exercisable for any of the Company’s equity securities, during the seven days prior to and the 180 days after the effectiveness of any underwritten public offering, except as part of such underwritten public offering or if otherwise permitted by the Company.

7.                                       Sale of the Company.

(a)           If the Board and the holders of a majority of the Series B Common Units  approve a Sale of the Company (an “Approved Sale”), then, subject to Section 7(b) hereof, the holders of Director Units shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of Units, the holders of Director Units shall agree to sell their Director Units on the terms and conditions approved by the Board and the holders of a majority of the Series B Common Units.  The holders of Director Units shall take all necessary and desirable actions with respect to such Director Units in connection with the consummation of the Approved Sale, except that the provisions of this Section 7(a) shall not be construed to require such holders to take actions which would adversely affect the rights of such holders with respect to such Director Units unless the holders of a majority of the Series B Common Units also take such action with respect to the Series B Common Units held by such majority holders.

(b)           The obligations of holders of Director Units with respect to the Approved Sale are subject to the conditions that (i) in connection with the Approved Sale all holders of any class or series of Units shall receive the same form and amount of consideration per Unit in such class  and (ii) if any holders of any class or series of Units are given an option as to the form and amount of consideration to be received, all holders of such class or Series of Units shall be given the same option with respect to such Units.

(c)           If the Company or the holders of the Company’s securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Director Units shall, at the request of the Company, appoint a “purchaser representative” (as such term is defined in Rule 501) reasonably acceptable to the Company, and the Company shall pay the fees of such purchaser representative.

(d)           2006 Director Investors and the other holders of Director Units (if any) shall bear their pro rata share (based upon the number of Units sold) of the costs of any sale of Director Units pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of the Units and are not otherwise paid by the Company or the acquiring party.  Costs incurred by 2006 Director Investors and the other holders of Director Units on their own behalf shall not be considered costs of the transaction hereunder.

8.             Voting Agreement.  Prior to a Public Offering or a Sale of the Company, so long as the Investor and its affiliates and co-investors continue to own a majority of the Series B Common Units, each of the 2006 Director Investors will vote all of its Company securities (and, in the event such holder is entitled to vote any of the Company’s other securities for the election of directors, such holder shall vote all such securities) as directed by the Investor, including in connection with the appointment of members to the Board except that the provisions of this Section 8 shall not be construed to require an 2006 Director Investor to vote in a manner which would adversely affect the rights of such 2006 Director Investor with respect to such securities unless the holders of a majority of the Series B Common Units also vote in the same manner with respect to the Series B Common Units held by such majority holders.  In addition, each holder shall not vote his or her Director Units (or such other securities) in connection with the removal of any of the Investor’s designees as a director unless and until the Investors direct such holder how to vote on such removal.

9.             Definitions.

(a)           “1933 Act” means the Securities Act of 1933, as amended from time to time.

(b)           “2006 Director Investor” means an Director Investor who purchases or receives Units in the 2006 Offering.

(c)           “2006 Offering” has the meaning given it in the preamble to this Agreement.

(d)           “2006 Series C Common Units” means the Series C Common Units of the Company issued pursuant to the 2006 Offering.

(e)           “Cause” means (i) a 2006 Director Investor’s theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or its Subsidiaries, perpetration or attempted perpetration of fraud, or participation in a fraud or attempted fraud, on the Company or its Subsidiaries or unauthorized appropriation of, or attempt to misappropriate, any tangible or intangible assets or property of the Company or its Subsidiaries, (ii) any act or acts of disloyalty, misconduct or moral turpitude by a 2006 Director Investor materially injurious to the interest, property, operations, business or reputation of the Company or its Subsidiaries or conviction (or a plea of guilty or nolo contendre) of a 2006 Director Investor of a crime the commission of which results in injury to the Company or its Subsidiaries or (iii) a 2006 Director Investor’s insubordination as evidenced by a substantial and repeated failure to carry out actions reasonably required by the Board.

(f)            “Code” means the Internal Revenue Code of 1986 and the regulations promulgated thereunder, as it may be amended from time to time.

(g)           “Consolidated EBITDA” means, for any period, the sum of Consolidated Net Income for such period, plus the following, without duplication, to the extent deducted in calculating such Consolidated Net Income:

(i)            all income tax expense of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis;

(ii)           all interest expense of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis;

(iii)                               depreciation, depletion and amortization expense of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis (in each case excluding amortization expense attributable to a prepaid item that was paid in cash in a prior period);

(iv)                              any management fees paid to Madison Dearborn in such period, not to exceed $2,000,000 for any consecutive four quarter period;

(v)                                 any non-recurring costs and expenses incurred in connection with the Acquisition, including non-recurring costs and expenses incurred in connection with the Financing Transactions (other than the Installment Note Financing) and severance costs, facility closure and related restructuring costs incurred within 18 months of the Effective Date, in an aggregate amount for all periods not to exceed $25,000,000;

(vi)                              any non-recurring costs and expenses related to (i) any public or private offering of Equity Interests of BC Holdings, Timber Holdings or the BC Borrower, (ii) any investment or acquisition permitted by Section 6.04 of the Credit Agreement or (iii) recapitalizations or Indebtedness permitted by Section 6.01 of the Credit Agreement; and

(vii) (A)      all other non-cash charges of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis (in each case excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period) less (B) all non-cash items of income of the Holding Companies, the Borrowers and the Subsidiaries, on a combined consolidated basis (in each case other than accruals of revenue in the ordinary course of business and other than reversals (to the extent made without any payment in cash) of reserves previously excluded from clause (vii)(A)), in each case for such period.  Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation, amortization and depletion and non-cash charges of, a Subsidiary shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in the same proportion, including by reason of minority interests) that the net income or loss of such Subsidiary was included in calculating Consolidated Net Income for any purpose and, with respect to a Subsidiary that is not a Subsidiary Loan Party, only if a corresponding amount would be permitted at the date of determination to be dividended to a Loan Party by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its stockholders.  Solely for purposes of this Agreement, if during any period (each, a “Reference Period”) (or, in the case of pro forma calculations, during the period from the last day of such Reference Period to and including the date as of which such calculation is made) either of the Borrowers or any Subsidiary shall have made a Material Disposition or Material Acquisition (other than the Acquisition), their Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition occurred on the first day of such Reference Period; provided that such pro forma calculations shall give effect to operating expense reductions and other cost savings only to the extent that such reductions and savings would be permitted to be reflected in a pro forma financial statement prepared in compliance with Regulation S-X.  As used in this definition, “Material Acquisition” means any Permitted Acquisition or series of related Permitted Acquisitions that involves consideration (including any non-cash consideration) with a fair market value in excess of $20,000,000; and “Material Disposition” means any disposition of property or series of related dispositions of property or assets (including the Equity Interests of a Subsidiary) that involves consideration (including any non-cash consideration) with a fair market value in excess of $20,000,000.

For purposes of this Agreement, Consolidated EBITDA for any Reference Period that includes any period of time prior to the Acquisition shall be calculated after giving pro forma effect for such period to the Acquisition and the other categories of adjustments to “EBITDA” used to calculate pro forma “Adjusted EBITDA” as set forth in footnote 7 under the section of the Offering Memorandum dated October 15, 2004, relating to the issuance by Boise Cascade, L.L.C. and Boise Cascade Finance Corporation, each subsidiaries of the Company, of Senior Subordinated Notes due 2014 and Senior Notes due 2012, entitled “Offering memorandum summary—Summary historical and pro forma condensed combined financial data” (without duplication of amounts otherwise included in the calculation of “EBITDA” as presented in the Offering Memorandum), it being understood that, with respect to the adjustment related to the Additional Consideration Agreement, the adjustment shall be for a deemed one-time receipt by the BC Borrower of $40,233,000 pursuant to such agreement during the relevant Reference Period until such time as such Reference Period includes an actual payment or receipt pursuant to such agreement, at which point such actual payment or receipt shall be used in place of such deemed receipt.

Terms used in this definition which are defined in the Credit Agreement shall have the meanings set forth in the Credit Agreement unless otherwise defined in this Agreement.

(h)           “Credit Agreement” means that certain Amended and Restated Credit Agreement dated as of April 18, 2005 among Boise Cascade Holdings, L.L.C. , Boise Land & Timber Holdings Corp., Boise Cascade, L.L.C., Boise Land & Timber Corp., the lenders party thereto and JPMorgan Chase Bank, as Administrative Agent, as in effect on the date hereof.

(i)            “Director Investor” means (i) each person who has previously entered into a Director Equity Agreement the same or similar to this Agreement governing his or her purchase of Units; (ii) each person who is signatory to this Agreement identified on the signature page hereto as an 2006 Director Investor; (iii) each person who subsequently enters into a Director Equity Agreement the same or similar to this Agreement governing his or her purchase of Units; (iv) each person from time to time holding Units originally acquired from the company by a person meeting the requirements of any of clauses (i), (ii) or (iii) of this definition unless such Units were acquired from any such person by an Investor pursuant to Section 4(d) hereof.

(j)            “Director Units” shall have the meaning set forth in the preamble to this Agreement.  Director Units shall continue to be Director Units in the hands of any holder other than 2006 Director Investor (except for the Company, the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Director Units shall succeed to all rights and obligations attributable to 2006 Director Investor as a holder of Director Units hereunder.  All Unvested Units shall remain Director Units after any Transfer thereof.

(k)           “Fair Market Value” of any security means the average of the closing prices of the sales of such security on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day.  If at any time a security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value of the Series B Common Units shall be the IRR Fair Value of such Units and the Fair Market Value of the Series C Common Units shall be the IRR Fair Value of the Series B Common Units, adjusted to reflect the different distribution rights of Series B Common Units and Series C Common Units outstanding at the time of such determination of Fair Market Value and taking into account any Threshold Equity Value with respect to which any Series C Common Units were issued.

(l)            “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable due within one year and accrued expenses, in each case incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed; provided that if recourse for such Indebtedness is limited to such property, the amount of Indebtedness arising under this clause (f) shall be limited to the lesser of (i) the outstanding principal amount thereof and (ii) the fair market value of the property subject to such Lien, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (i) all Receivables Financing Debt.  The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.  Terms used in this definition which are defined in the Credit Agreement shall have the meanings set forth in the Credit Agreement unless otherwise defined in this Agreement.

 (m)         “Independent Third Party” means any person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Units on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of Units and who is not the spouse or descendent (by birth or adoption) of any such 5% owner of Units.

(n)           “LLC Agreement” means the Amended and Restated Operating Agreement of the Company dated as of March 31, 2006, as the same may be amended or amended and restated from time to time.

(o)           “Person” means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

(p)           “Permanent Disability” means any 2006 Director Investor’s inability to perform the essential duties, responsibilities and functions of his or her position with the Company and its Subsidiaries for six (6) consecutive months as a result of any mental or physical disability or incapacity even with reasonable accommodations of such disability or incapacity provided by the Company and its Subsidiaries or if providing such accommodations would be unreasonable, all as determined by the Board in its reasonable good faith judgment; provided, however, that the Company shall provide 30 days notice of termination due to Permanent Disability where such termination shall be effective if such 2006 Director Investor does not return to full-time active directorship within such 30-day period.  Such 2006 Director Investor shall cooperate in all respects with the Company if a question arises as to whether he or she has become disabled (including, without limitation, submitting to an examination by a medical doctor or other health care specialists selected by the Company and authorizing such medical doctor or such other health care specialist to discuss such 2006 Director Investor’s condition with the Company).

(q)           “Public Offering” means the sale, in an underwritten public offering registered under the 1933 Act, of the Company’s Units.

(r)            “Public Sale” means any sale pursuant to a registered public offering under the 1933 Act or any sale to the public pursuant to Rule 144 promulgated under the 1933 Act effected through a broker, dealer or market maker.

(s)           “Sale of the Company” means the sale of the Company to an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) Units of the Company possessing the voting power to elect a majority of the Board (whether by merger, consolidation or sale or transfer of Units) or (ii) all or substantially all of the Company’s assets determined on a consolidated basis by the Board.

(t)            “Series B Common Units” means the Series B Common Units of the Company from time to time outstanding, including, without limitation, the Series B Common Units of the Company issued pursuant to this Agreement.

(u)           “Series C Common Units” means the Series C Common Units of the Company from time to time outstanding, including, without limitation, the 2006 Series C Common Units of the Company issued pursuant to this Agreement.

(v)           “Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director in the case of a limited liability company, general partner in the case of a limited partnership, or similar controlling Person in the case of a general partnership, association or other business entity.

(w)          “Threshold Equity Value” has the meaning given to such term in the LLC Agreement.

(x)            “Units” means the Series B Common Units and the Series C Common Units collectively.

10.           Dispute Resolution. Any determinations that are necessary and advisable hereunder shall initially be made by the Board, in good faith. To the extent that any 2006 Director Investor disputes any such determination, such determination shall be reviewed, de novo, and decided upon by an arbitrator mutually acceptable to the Company and such 2006 Director Investor, such arbitration to be held in Boise, Idaho, as the sole and exclusive remedy of either party. If no such arbitrator can be agreed upon within 10 days, each of the Company and such 2006 Director Investor shall nominate an arbitrator and together such arbitrators shall select an arbitrator to review the determination. The arbitrator shall have the authority to order expedited discovery, hearing and decision, including the ability to set outside time limits for such discovery, hearing and decision. All expenses of such arbitration shall be borne by the Company, unless the 2006 Director Investor’s claim is determined to have been without a reasonable basis, in which case each party shall bear an equal share of such expenses. The Company shall disclose to such 2006 Director Investor any material information regarding the Company and its Subsidiaries as may reasonably be requested by the 2006 Director Investor in connection with such a dispute, it being understood that such disclosure shall be subject to reasonable confidentiality restrictions. In the event of a dispute regarding the Fair Market Value of any Director Units hereunder determined by the Board in connection with a repurchase by the Company or an Investor, if the Board did not use a valuation prepared by an independent appraiser in making its determination of Fair Market Value the 2006 Director Investors shall be entitled to require the Company to engage an independent appraiser acceptable to both the 2006 Director Investor and the Company in connection with an arbitration pursuant to this Section 10. The determination of the arbitrator shall be final and binding on the parties hereto and may be enforced by the applicable party in any court of competent jurisdiction.

11.           Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

To the Company:

FOREST PRODUCTS HOLDINGS, L.L.C.

c/o Madison Dearborn Partners, LLC

Three First National Plaza

Suite 3800

Chicago, IL 60602

Telephone:  (312) 895-1000

Fax: (312) 895-1056

Attn: Samuel M. Mencoff

Thomas S. Souleles

And

Boise Cascade, L.L.C.

1111 West Jefferson Street

Boise ID 83728

Telephone:  (208) 384-7704

Fax:  (208) 384-4912

Attn:  General Counsel

With copies to:

KIRKLAND & ELLIS LLP

200 East Randolph Drive

Chicago, IL 60601

Telephone: (312) 861-2000

Fax: (312) 861-2200

Attn:                    Richard Campbell

To 2006 Director Investor:

At the address listed below 2006 Director Investor’s signature on the signature page attached hereto.

To the Investor:

MADISON DEARBORN PARTNERS, L.L.C.

Three First National Plaza

Suite 3800

Chicago, IL 60602

Telephone:  (312) 895-1000

Fax:  (312) 895-1056

Attn: Samuel M. Mencoff

Thomas S. Souleles

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

12.                                 General Provisions.

(a)           Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Director Units in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Director Units as the owner of such units for any purpose.

(b)           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(c)           Complete Agreement. Except as otherwise specifically set forth herein, this Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(d)           Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

(e)           Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by 2006 Director Investor, the Company, and their respective successors and assigns (including subsequent holders of Director Units); provided that the rights and obligations of 2006 Director Investor under this Agreement shall not be assignable except in connection with a permitted transfer of Director Units hereunder.

(f)            Choice of Law. The corporate law of the State of Delaware shall govern all questions concerning the relative rights of the Company and the 2006 Director Investors. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

(g)           Remedies. Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney’s fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(h)           Amendment and Waiver. The provisions of this Agreement may be amended and waived with respect to an 2006 Director Investor only with the prior written consent of the Company and such 2006 Director Investor.

(i)            Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company’s chief executive officer’s office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

(j)            Rights of 2006 Director Investor. Nothing in this Agreement shall interfere with or limit in any way the right of the Company to terminate an 2006 Director Investor’s directorship at any time (with or without cause), nor confer upon any 2006 Director Investor any right to continue as a director of the Company or any of its Subsidiaries for any period or to continue his or her present (or any other) rate of compensation.

(k)           Adjustments. In the event of a reorganization, recapitalization, unit dividend or unit split, or combination or other change in the Units, the Board may, in order to prevent the dilution or enlargement of rights under the Units granted hereunder, make such adjustments in the number and type of Units authorized hereunder.

(l)            Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

13.           Code Section 280G. Notwithstanding any provision of this Agreement to the contrary, if all or any portion of the payments or benefits received or realized by an 2006 Director Investor pursuant to this Agreement either alone or together with other payments or benefits which 2006 Director Investor receives or realizes or is then entitled to receive or realize from the Company or any of its affiliates would constitute an “excess parachute payment” within the meaning of Section 280G of the Code and/or any corresponding and applicable state law provision, such payments or benefits provided to 2006 Director Investor shall be reduced by reducing the amount of payments or benefits payable to 2006 Director Investor to the extent necessary so that no portion of such payments or benefits shall be subject to the excise tax imposed by Section 4999 of the Code and any corresponding and/or applicable state law provision; provided that such reduction shall only be made if, by reason of such reduction, 2006 Director Investor’s net after tax benefit shall exceed the net after tax benefit if such reduction were not made. For purposes of this paragraph, “net after tax benefit” shall mean the sum of (i) the total amount received or realized by 2006 Director Investor pursuant to this Agreement that would constitute a “parachute payment” within the meaning of Section 280G of the Code and any corresponding and applicable state law provision, plus (ii) all other payments or benefits which 2006 Director Investor receives or realizes or is then entitled to receive or realize from the Company and any of its affiliates that would constitute a “parachute payment” within the meaning of Section 280G of the Code and any corresponding and applicable state law provision, less (iii) the amount of federal or state income taxes payable with respect to the payments or benefits described in (i) and (ii) above calculated at the maximum marginal individual income tax rate for each year in which payments or benefits shall be realized by 2006 Director Investor (based upon the rate in effect for such year as set forth in the Code at the time of the first receipt or realization of the foregoing), less (iv) the amount of excise taxes imposed with respect to the payments or benefits described in (i) and (ii) above by Section 4999 of the Code and any corresponding and applicable state law provision. Notwithstanding any other agreements or arrangements to the contrary, this Section 13 sets forth the 2006 Director Investors’ sole and exclusive rights with regard to the Company and its Subsidiaries relating to the potential tax treatment under Section 280G and Section 4999 of the Code and any corresponding state law provisions of any payments or benefits realized by an 2006 Director Investor under this Agreement.

14.           Public Offering. If the Board approves a Public Offering or an underwritten public offering under the 1933 Act of any Subsidiary of the Company, each 2006 Director Investor shall take all necessary or desirable actions with respect to the Director Units in connection with the consummation of the Public Offering as requested by the Company. In the event that the managing underwriters advise the Company in writing that in their opinion the capital structure would adversely affect the marketability of the offering, each 2006 Director Investor shall consent to and vote for a recapitalization, reorganization and/or exchange of the Units into securities that the managing underwriters and the Board find acceptable, and each 2006 Director Investor shall take all necessary or desirable actions with respect to the Director Units in connection with the consummation of the recapitalization, reorganization and/or exchange as requested by the Company. In any such case, the securities exchanged for or issued in respect of the Director Units shall be subject to all of the terms and conditions of this Agreement as if they were Director Units. The provisions of this Section 14 shall not be construed to require an 2006 Director Investor to take any action which would adversely affect the rights of such 2006 Director Investor with respect to the 2006 Director Investor’s Director Units unless the holders of a majority of the Series B Common Units also take such action with respect to the Series B Common Units held by such majority holders.

15.           Joinder to LLC Agreement. By his or her execution hereof, the undersigned 2006 Director Investor agrees that he or she is hereby becoming party to the LLC Agreement as a “Member” thereunder and is bound by such LLC Agreement as if originally party thereto and that any 2006 Series C Common Units granted to such 2006 Director Investor are governed by such LLC Agreement.

*  *  *  *  *

IN WITNESS WHEREOF, this Director Equity Agreement has been executed as of the date first written above.

Forest Products Holdings, L.L.C.

By:	/s/ Karen E. Gowland

Its:	Vice President, General Counsel and Secretary

Name:	Hank Brown

Amount Invested:  $0

Series C Common Units Granted:  400,000

Director’s Signature	/s/ Hank Brown

Home Address: [Home Address]

CONSENT

The undersigned spouse of 2006 Director Investor hereby acknowledges that I have read the foregoing Director Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse’s Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse’s interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.

Spouse’s Signature	/s/ Nan Brown

Witness’s Signature	[/s/ Witness]

(Signature Page to Director Equity Agreement)

Name:	William S. Kirsch

Amount Invested:  $0

Series C Common Units Granted:  400,000

Director’s Signature	/s/ William S. Kirsch

Home Address: [Home Address]

CONSENT

The undersigned spouse of 2006 Director Investor hereby acknowledges that I have read the foregoing Director Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse’s Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse’s interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.

Spouse’s Signature	/s/ Dawn Kirsch

Witness’s Signature	[/s/ Witness]

(Signature Page to Director Equity Agreement)

Name:	John Madigan

Amount Invested:  $0

Series C Common Units Granted:  400,000

Director’s Signature	/s/ John Madigan

Home Address: [Home Address]

CONSENT

The undersigned spouse of 2006 Director Investor hereby acknowledges that I have read the foregoing Director Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse’s Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse’s interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.

Spouse’s Signature	/s/ Holly Madigan

Witness’s Signature	[/s/ Witness]

(Signature Page to Director Equity Agreement)

Name:	Duane McDougall

Amount Invested:  $0

Series C Common Units Granted:  400,000

Director’s Signature	/s/ Duane McDougall

Home Address: [Home Address]

CONSENT

The undersigned spouse of 2006 Director Investor hereby acknowledges that I have read the foregoing Director Equity Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse’s Units under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse’s interest in the Units is subject to this Agreement, and any interest I may have in such Units shall be irrevocably bound by this Agreement, and further that my community property interest, if any, shall be similarly bound by this Agreement.

Spouse’s Signature	/s/ Barbara McDougall

Witness’s Signature	[/s/ Witness]

(Signature Page to Director Equity Agreement)

ANNEX A

ELECTION TO INCLUDE UNITS IN GROSS

INCOME PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned received a grant on such date of the Company’s Series C Common Units (the “2006 Series C Common Units” or the “Units”). Under certain circumstances, the Company has the right to cause the forfeiture of the 2006 Series C Common Units held by the undersigned (or from the holder of the Units, if different from the undersigned) should the undersigned cease to be a director of the Company or any of its subsidiaries. Hence, the Units are subject to a substantial risk of forfeiture and are nontransferable. The undersigned desires to make an election to have the Units taxed under the provision of Code §83(b) at the time he or she purchased the Units.

Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Units (described below), to report as taxable income for calendar year 2006 the excess (if any) of the Units’ Fair Market Value on April 3, 2006 over the purchase price thereof.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

1.                                       The name, address and social security number of the undersigned:

Hank Brown
[Home Address]

SSN:	[Social Security Number]

2.             A description of the property with respect to which the election is being made: 2006 Series C Common Units of Forest Products Holdings, L.L.C.

3.             The date on which the property was transferred: April 3, 2006. The taxable year for which such election is made: calendar year 2006.

4.             The restrictions to which the property is subject:  If the undersigned ceases to be a director of the Company or its subsidiaries for any reason, the Company (or, to the extent the Company does not wish to exercise its repurchase option, Madison Dearborn Capital Partners IV, L.P.) will have the option (but will not be required) to repurchase any or all of the undersigned’s Units (the “Repurchase Option”). The repurchase price for all vested Units will be the Fair Market Value thereof, and the repurchase price for all unvested Units will be the original price paid for them by the undersigned. However, if a director is terminated for cause, the repurchase price to be paid for all Units (whether or not vested) will be the lesser of Fair Market Value and original cost.

5.             The Fair Market Value on April 3, 2006, of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $0 per 2006 Series C Common Unit.

6.             The amount paid for such property:  $0 per Series 2006 C Common Unit.

A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations
§1 83-2(e)(7).

Dated:	April 3, 2006	Hank Brown
Printed Name

/s/ Hank Brown
Signature

ANNEX A

ELECTION TO INCLUDE UNITS IN GROSS

INCOME PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned received a grant on such date of the Company’s Series C Common Units (the “2006 Series C Common Units” or the “Units”). Under certain circumstances, the Company has the right to cause the forfeiture of the 2006 Series C Common Units held by the undersigned (or from the holder of the Units, if different from the undersigned) should the undersigned cease to be a director of the Company or any of its subsidiaries. Hence, the Units are subject to a substantial risk of forfeiture and are nontransferable. The undersigned desires to make an election to have the Units taxed under the provision of Code §83(b) at the time he or she purchased the Units.

Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Units (described below), to report as taxable income for calendar year 2006 the excess (if any) of the Units’ Fair Market Value on April 3, 2006 over the purchase price thereof.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

1.                                       The name, address and social security number of the undersigned:

William S. Kirsch
[Home Address]

SSN:	[Social Security Number]

2.             A description of the property with respect to which the election is being made: 2006 Series C Common Units of Forest Products Holdings, L.L.C.

3.             The date on which the property was transferred: April 3, 2006. The taxable year for which such election is made: calendar year 2006.

4.             The restrictions to which the property is subject:  If the undersigned ceases to be a director of by the Company or its subsidiaries for any reason, the Company (or, to the extent the Company does not wish to exercise its repurchase option, Madison Dearborn Capital Partners IV, L.P.) will have the option (but will not be required) to repurchase any or all of the undersigned’s Units (the “Repurchase Option”). The repurchase price for all vested Units will be the Fair Market Value thereof, and the repurchase price for all unvested Units will be the original price paid for them by the undersigned. However, if a director is terminated for cause, the repurchase price to be paid for all Units (whether or not vested) will be the lesser of Fair Market Value and original cost.

5.             The Fair Market Value on April 3, 2006, of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $0 per 2006 Series C Common Unit.

6.             The amount paid for such property:  $0 per Series 2006 C Common Unit.

A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations
§1.83-2(e)(7).

Dated:	April 3, 2006	William S. Kirsch
Printed Name

/s/ William S. Kirsch
Signature

ANNEX A

ELECTION TO INCLUDE UNITS IN GROSS

INCOME PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned received a grant on such date of the Company’s Series C Common Units (the “2006 Series C Common Units” or the “Units”). Under certain circumstances, the Company has the right to cause the forfeiture of the 2006 Series C Common Units held by the undersigned (or from the holder of the Units, if different from the undersigned) should the undersigned cease to be a director of the Company or any of its subsidiaries. Hence, the Units are subject to a substantial risk of forfeiture and are nontransferable. The undersigned desires to make an election to have the Units taxed under the provision of Code §83(b) at the time he or she purchased the Units.

Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Units (described below), to report as taxable income for calendar year 2006 the excess (if any) of the Units’ Fair Market Value on April 3, 2006 over the purchase price thereof.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

1.                                       The name, address and social security number of the undersigned:

John Madigan
[Home Address]

SSN:	[Social Security Number]

2.             A description of the property with respect to which the election is being made: 2006 Series C Common Units of Forest Products Holdings, L.L.C.

3.             The date on which the property was transferred: April 3, 2006. The taxable year for which such election is made: calendar year 2006.

4.             The restrictions to which the property is subject:  If the undersigned ceases to be a director of the Company or its subsidiaries for any reason, the Company (or, to the extent the Company does not wish to exercise its repurchase option, Madison Dearborn Capital Partners IV, L.P.) will have the option (but will not be required) to repurchase any or all of the undersigned’s Units (the “Repurchase Option”). The repurchase price for all vested Units will be the Fair Market Value thereof, and the repurchase price for all unvested Units will be the original price paid for them by the undersigned. However, if a director is terminated for cause, the repurchase price to be paid for all Units (whether or not vested) will be the lesser of Fair Market Value and original cost.

5.             The Fair Market Value on April 3, 2006, of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $0 per 2006 Series C Common Unit.

6.             The amount paid for such property:  $0 per Series 2006 C Common Unit.

A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations
§1.83-2(e)(7).

Dated:	April 3, 2006	John Madigan
Printed Name

/s/ John Madigan
Signature

ANNEX A

ELECTION TO INCLUDE UNITS IN GROSS

INCOME PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned received a grant on such date of the Company’s Series C Common Units (the “2006 Series C Common Units” or the “Units”). Under certain circumstances, the Company has the right to cause the forfeiture of the 2006 Series C Common Units held by the undersigned (or from the holder of the Units, if different from the undersigned) should the undersigned cease to be a director of the Company or any of its subsidiaries. Hence, the Units are subject to a substantial risk of forfeiture and are nontransferable. The undersigned desires to make an election to have the Units taxed under the provision of Code §83(b) at the time he or she purchased the Units.

Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Units (described below), to report as taxable income for calendar year 2006 the excess (if any) of the Units’ Fair Market Value on April 3, 2006 over the purchase price thereof.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

1.                                       The name, address and social security number of the undersigned:

Duane McDougall
[Home Address]

SSN:	[Social Security Number]

2.             A description of the property with respect to which the election is being made: 2006 Series C Common Units of Forest Products Holdings, L.L.C.

3.             The date on which the property was transferred: April 3, 2006. The taxable year for which such election is made: calendar year 2006.

4.             The restrictions to which the property is subject:  If the undersigned ceases to be a director of the Company or its subsidiaries for any reason, the Company (or, to the extent the Company does not wish to exercise its repurchase option, Madison Dearborn Capital Partners IV, L.P.) will have the option (but will not be required) to repurchase any or all of the undersigned’s Units (the “Repurchase Option”). The repurchase price for all vested Units will be the Fair Market Value thereof, and the repurchase price for all unvested Units will be the original price paid for them by the undersigned. However, if a director is terminated for cause, the repurchase price to be paid for all Units (whether or not vested) will be the lesser of Fair Market Value and original cost.

5.             The Fair Market Value on April 3, 2006, of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $0 per 2006 Series C Common Unit.

6.             The amount paid for such property:  $0 per Series 2006 C Common Unit.

A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations
§1.83-2(e)(7).

Dated:	April 3, 2006	Duane McDougall
Printed Name

/s/ Duane McDougall
Signature